Exhibit 10.3

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN EXCLUDED PURSUANT TO REGULATION
S-K, ITEM 601(b)(10)(iv). SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND IS THE TYPE THAT THE
REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SUPPLEMENT
to the
Loan and Security Agreement
dated as of November 6, 2024
among

OCUGEN, INC.
(“Parent”),

OCUGEN OPCO, INC.,
a Delaware corporation,
(“Opco”; and together with Parent, jointly and severally, individually and collectively, “Borrower”),

and

AVENUE CAPITAL MANAGEMENT II, L.P.,
a Delaware limited partnership,
as administrative agent and collateral agent (in such capacity “Agent”)
and

AVENUE VENTURE OPPORTUNITIES FUND, L.P. II,
a Delaware limited partnership (“Avenue 2”), as a lender
and

AVENUE VENTURE OPPORTUNITIES FUND, L.P.,
a Delaware limited partnership (“Avenue”), as a lender
(together with Avenue 2, each a “Lender” and collectively, “Lenders”)

This is a Supplement identified in the document entitled Loan and Security Agreement, dated as of November 6, 2024 (as amended, restated, supplemented and modified from time to time, the “Loan and Security Agreement”), by and among Borrower, Lenders and Agent. All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Article 10 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement. In the event of any inconsistency between the provisions of the Loan and Security Agreement and this Supplement, this Supplement is controlling.

In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:

Part 1 - Additional Definitions:

“Affiliate” means each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person. For purpose of this definition, “control” and related words are used as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended (together with the Regulations promulgated thereunder). Notwithstanding the foregoing, Lender and its subsidiaries, on the one hand, and the Borrower and its subsidiaries, on the other hand, shall not be considered “Affiliates” of each other.

“Amortization Period” means the period commencing on the first day of the first full calendar month following the Interest-only Period and continuing until the Maturity Date.

“Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, Lenders’ commitment to make Growth Capital Loans to Borrower up to an aggregate original principal amount of Thirty Million Dollars ($30,000,000), with Six Million Dollars ($6,000,000) funded by Avenue and Twenty Four Million Dollars ($24,000,000) funded by Avenue 2 on the Closing Date.

“Designated Rate” means, for each Growth Capital Loan, a variable rate of interest per annum equal to the greater of (A) the Prime Rate plus four and one quarter percent (4.25%) and (B) twelve and one quarter percent (12.25%). Changes to the Designated Rate based on changes to the Prime Rate shall be effective as of the next scheduled interest payment date immediately following such change.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to One Million Two Hundred Seventy Five Thousand Dollars ($1,275,000).

“Growth Capital Loan” means any Loan requested by Borrower and funded by a Lender under its Commitment for working capital and general corporate purposes of Borrower.

“Interest-only Period” means the period commencing on the Closing Date and continuing until the earlier of (i) the twenty four (24) month anniversary of the Closing Date and (ii) receipt of notice from Agent after the occurrence and during the continuance of an Event of Default that is continuing.

“Loan” or “Loans” mean, as the context may require, individually a Growth Capital Loan, and collectively, the Growth Capital Loans.

“Loan Commencement Date” means, with respect to each Growth Capital Loan: (a) the first day of the first full calendar month following the Borrowing Date of such Loan if such Borrowing Date is not the first day of a month; or (b) the same day as the Borrowing Date if the Borrowing Date is the first day of a month.

“Market Price” means the 1-day VWAP, as calculated on the date of issuance.

“Maturity Date” means November 1, 2028.

“Prepayment Fee” means, with respect to any prepayment of the Loans:

(i)            if the prepayment occurs during the period commencing on the Closing Date and ending on (and including) the one-year anniversary of the Closing Date, an amount equal to the principal amount of the Loans prepaid multiplied by three percent (3.00%);

(ii)           if the prepayment occurs during the period commencing on the day immediately following the one-year anniversary of the Closing Date and ending on (and including) the two-year anniversary of the Closing Date, an amount equal to the principal amount of the Loans prepaid multiplied by two percent (2.00%);

(iii)          if the prepayment occurs at any time after the date immediately following the two-year anniversary of the Closing Date and ending on (and including) the three-year anniversary of the Closing Date, an amount equal to the principal amount of the Loans prepaid multiplied by one percent (1.00%); and

(iv)          if the prepayment occurs at any time after the date immediately following the three-year anniversary of the Closing Date and prior to the Maturity Date, an amount equal to the principal amount of the Loans prepaid multiplied by one-half percent (0.50%).

“Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement; and provided further that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Agent, the “Prime Rate” shall mean the rate of interest per annum announced by Wells Fargo Bank as its prime rate in effect at its principal office in the State of California (such announced Prime Rate not being intended to be the lowest rate of interest charged by such institution in connection with extensions of credit to debtors); provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement.

“Principal Trading Market” for any Security, means the principal Trading Market for such Security, as listed in the applicable offering documents for such Security. The “Principal Trading Market” for the Common Stock is the Nasdaq Capital Market.

“Termination Date” means the date Lender may terminate making Growth Capital Loans or extending other credit pursuant to the rights of Lender under Article 7 of the Loan and Security Agreement.

“Threshold Amount” means Seven Hundred Fifty Thousand Dollars ($750,000).

“Trading Day” means a day on which the Principal Trading Market for the Common Stock is open for trading; provided, that, if the Common Stock does not trade on any Trading Market, “Trading Day” shall mean “Business Day”.

Part 2 - Additional Covenants and Conditions:

1.            Growth Capital Loan Facility. Subject to satisfaction of the conditions precedent specified in Sections 4.1 and Section 4.2 of the Loan and Security Agreement and this Supplement, each Lender agrees to make Growth Capital Loans to Borrower on the Closing Date in an aggregate, original principal amount up to, but not exceeding, such Lender’s Commitment.

(a)           Minimum Funding Amount. The Growth Capital Loans shall be funded on the Closing Date in the aggregate original principal amount of Thirty Million Dollars ($30,000,000).

(b)           Repayment of Growth Capital Loans. Principal of, and interest on, each Growth Capital Loan shall be payable as follows: principal shall be fully amortized over the Amortization Period in equal, monthly principal installments plus, in each case, unpaid interest thereon at the Designated Rate, commencing after the Interest- only Period of interest-only installments at the Designated Rate. In particular, on the Borrowing Date applicable to such Growth Capital Loan, Borrower shall pay to Agent (i) if the Borrowing Date is earlier than the Loan Commencement Date, interest only at the Designated Rate, in advance, on the outstanding principal balance of the Growth Capital Loan for the period from the Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs (it being understood that this clause (i) shall not apply in the case the Borrowing Date is on the same date as the Loan Commencement Date), and (ii) the first (1st) interest-only installment at the Designated Rate, in advance, on the outstanding principal balance of the Note evidencing such Loan for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date and continuing on the first day of each month during the Interest-only Period thereafter, Borrower shall pay to Agent interest only at the Designated Rate, in advance, on the outstanding principal balance of the Loan evidenced by such Note for the ensuing month. Commencing on the first day of the first full month after the end of the Interest-only Period, and continuing on the first day of each consecutive calendar month thereafter, Borrower shall pay to Agent equal consecutive monthly principal installments in advance in an amount sufficient to fully amortize the Loan evidenced by such Note over the Amortization Period, plus interest at the Designated Rate for such month. On the Maturity Date, all principal and accrued but unpaid interest then remaining unpaid and the Final Payment shall be due and payable.

2.            Prepayment. The Growth Capital Loans may be prepaid as provided in this Section 2 only. Borrower may prepay all, but not less than all, outstanding Growth Capital Loans in whole, but not in part, at any time upon no less than five (5) Business Days’ prior written notice to Agent, by tendering to each Lender a cash payment in respect of such Loans in an amount determined by such Lender equal to the sum of: (i) the aggregate outstanding principal amount of such Loans; (ii) the accrued and unpaid interest on such Loans as of the date of prepayment; (iii) the Prepayment Fee; and (iv) the Final Payment; provided that, if a Lender has not yet exercised its rights under Section 3(d) hereof, Borrower shall provide the Agent written notice of prepayment at least ten (10) days in advance of the proposed prepayment date and each Lender shall have the option, with respect to the Conversion Option, to exercise its rights pursuant to Section 3(d) hereof by delivering written notice to Borrower at least two (2) Business Days in advance of the proposed prepayment date.

3.            Equity Grant and Right to Invest; Conversion Right.

(a)           Equity Grant. As additional consideration for the making of its Commitment, Lenders have earned and are entitled to receive immediately upon the making of the Growth Capital Loan, an aggregate number of shares of Borrower’s common stock purchasable by dividing (A) One Million Dollars ($1,000,000) by (b) the Market Price, to be allocated to each Lender in accordance with the pro rata Commitment of each Lender (the “Equity Grant”).

(b)           Equity Grant General. The documentation of the Equity Grant shall be in form and substance reasonably satisfactory to the applicable Lender.

(c)           Right to Invest. Lenders shall have the right, in their respective discretion, but not the obligation, to invest an aggregate amount of up to One Million Dollars ($1,000,000) in equity securities of Borrower on the same terms, conditions, and pricing offered by Borrower to any investor investing at such time, in connection with any offering of Borrower’s equity securities during the term of the Loan and Security Agreement; provided, however, (A) Borrower shall deliver written notice to Agent of any transaction involving Borrower’s equity securities at least five (5) Business Days prior to the closing of such transaction; and (B) the terms shall exclude a board or observer seat on the Borrower’s Board of Directors, which may be offered to other investors at Borrower’s discretion, and any other terms that are not offered generally to all investors participating in such financing. With respect to any at-the-market offering, this right shall be exercisable as of the same date of such agreement at the closing price of Borrower’s common stock on the date of such agreement.

(d)           Conversion Right. Lenders shall have the right, in their respective discretion, but not the obligation, at any time and from time to time, while the Loan is outstanding, to convert an aggregate amount of up to Six Million Dollars ($6,000,000) of the principal amount of the outstanding Growth Capital Loans (the “Conversion Option”) into Borrower’s unrestricted, freely tradeable common stock (the “Common Stock”) (subject to Section 8 of the Subscription Agreement) at a price per share equal to eighty percent (80.00%) of the trading price of such share on the date of exercise of the Conversion Option (the price per share, the “Conversion Price;” the exercise of such Conversion Option, a “Conversion”). The Conversion Option will be exercised by such Lender delivering a written, signed conversion notice to the Borrower in accordance with this Section 3(d) which will include (i) the date of which the conversion notice is given, (ii) a statement to the effect that the Lender is exercising the Conversion Option, (iii) the amount in respect of which the Conversion Option is being exercised and the number of shares issued and (iv) a date on which the allotment and issuance of the shares is to take place (the “Notice of Conversion”).

(e)           Conversion Limitations. Borrower shall not exercise the Conversion Option, and Lender shall not have the right to exercise the Conversion Option, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, Lender (together with Lender’s Affiliates, and any Persons acting as a group together with Lender or any of the Lender’s Affiliates, the “Attribution Parties”) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by Lender and its Attribution Parties shall include the number of shares of Common Stock issuable upon Lender’s exercise of the Conversion Option with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of the outstanding Growth Capital Loans beneficially owned by Lender or any of its Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of Borrower subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by Lender or any of its Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 3(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 3(e) applies, the determination of whether Lender can exercise the Conversion Option (in relation to other securities owned by Lender together with any Attribution Parties) shall be in the sole discretion of Lender, and the submission of a Notice of Conversion shall be deemed to be Lender’s determination of whether Lender may exercise the Conversion Option (in relation to other securities owned by Lender together with any Attribution Parties) in each case subject to the Beneficial Ownership Limitation. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 3(e), in determining the number of outstanding shares of Common Stock, Lender may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) Borrower’s most recent periodic or annual report filed with the Securities and Exchange Commission, as the case may be, (ii) a more recent public announcement by Borrower, or (iii) a more recent written notice by Borrower or Borrower’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of Lender, Borrower shall within two Trading Days confirm orally and in writing to Lender the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of Borrower, including the Conversion Option, by Lender or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of the Conversion Option. Lender may increase or decrease the Beneficial Ownership Limitation provisions of this Section 3(e).

(f)           Maximum Issuance. Notwithstanding anything anywhere in the Loan Documents to the contrary, the aggregate number of shares issued pursuant to the Equity Grant and the Conversion Right shall not exceed the aggregate number of shares of Common Stock which Borrower may issue pursuant to the terms of this Loan and Security Agreement without breaching Borrower’s obligations under the rules or regulations of the Principal Trading Market (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that Borrower obtains the approval of its stockholders as required by the applicable rules of the Principal Trading Market, including, but not limited to, Nasdaq Listing Rules 5635(b) and 5635(d), for issuances of shares of Common Stock in excess of such amount or such approval is not required pursuant to the applicable rules of the Principal Trading Market.

4.            Commitment Fee. Borrower shall pay to each Lender, in accordance with each Lender’s respective Commitment, a commitment fee in the amount of one percent (1.00%) of the total Commitment of such Lender, due and payable on the Closing Date, of which One Hundred Fifty Thousand Dollars ($150,000) has been paid by Borrower to Avenue as an advance deposit prior to the date hereof. As an additional condition precedent under Section 4.1 of the Loan and Security Agreement, each Lender shall have completed to its satisfaction its due diligence review of Borrower’s business and financial condition and prospects, and such Lender’s pro rata share of the Commitment shall have been approved (which condition shall be deemed satisfied upon the making of the Growth Capital Loan). If this condition is not satisfied, the One Hundred Fifty Thousand Dollars ($150,000) advance deposit previously paid by Borrower shall be refunded. Except as set forth in this Section 4, the Commitment Fee is not refundable.

5.            Documentation Fee Payment. On the Closing Date, Borrower shall reimburse each Lender and Agent pursuant to Section 9.8(a) of the Loan and Security Agreement for (i) its reasonable documented out-of-pocket attorneys’ fees, costs and expenses incurred in connection with the preparation and negotiation of the Loan Documents and (ii) Agent’s costs and filing fees related to perfection of its Liens in the Collateral in any jurisdiction in which the same is located and confirming the priority of such Liens.

6.            Account Information

(a)           Borrower’s “Primary Operating Account” (as of the Closing Date) and Wire Transfer Instructions:

Institution Name:	[***]
ABA No.:	[***]
Contact Name:	[***]
Phone No.:	[***]
E-mail:	[***]
Account Title:	[***]
Account No.:	[***]

7.           Debits to Account for ACH Transfers. For purposes of Sections 2.2 and 5.10 of the Loan and Security Agreement, the Primary Operating Account shall be the bank account set forth in Section 6 above, unless and until such account is changed in accordance with Section 5.10 of the Loan and Security Agreement. Borrower hereby agrees that the Growth Capital Loans will be advanced to the account specified above and regularly scheduled payments of principal, interest and fees due to each Lender will be automatically debited by each Lender from the same account. Borrower hereby confirms that the bank at which the Primary Operating Account is maintained uses that same ABA Number for incoming wires transfers to the Primary Operating Account and outgoing ACH transfers from the Primary Operating Account.

Part 3 - Additional Representations:

Borrower represents and warrants that as of the Closing Date:

a)	Its chief executive office is located at: 11 Great Valley Parkway, Malvern, PA 19355

b)	In addition to its chief executive office, the borrower maintains Equipment or Inventory with an aggregate value in excess of Two Hundred Fifty Thousand Dollars ($250,000) per location at the following locations: 263 Great Valley Parkway, Malvern, PA 19355

c)	[Reserved].

d)	In addition to any locations disclosed pursuant to the preceding clause (a) and (b), the borrower maintains non-duplicate Records with respect to Collateral at the following locations: N/A

e)	[Reserved].

f)	Other than its full corporate name, in the past five (5) years Borrower has conducted business using the following trade names or fictitious business names: N/A

g)	Its state corporation identification number is:

Parent: [***]
Opco: [***]

h)	Its U.S. federal tax identification number is:

Parent: [***]
Opco: [***]

i)	Other than Borrower’s Primary Operating Account identified in Section 6(a), Borrower maintains the following Deposit Accounts and investment accounts:

Bank Name	Account Number	Branch Address	Company/ Subsidiary	Purpose of Account	Avg. Balance
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Part 4 - Additional Loan Documents:

Form of Promissory Note	Exhibit “A”
Form of Borrowing Request	Exhibit “B”
Form of Compliance Certificate	Exhibit “C”

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER:

OCUGEN, INC.

By:	/s/ Shankar Musunuri
Name:	Shankar Musunuri, Ph.D., MBA
Title:	Chairman and Chief Executive Officer

OCUGEN OPCO, INC.

By:	/s/ Shankar Musunuri
Name:	Shankar Musunuri, Ph.D., MBA
Title:	Chairman and Chief Executive Officer

Address for Notices:	11 Great Valley Parkway
Malvern, PA 19355
Attn: Chief Executive Officer
Email:

[Signature page to Supplement to Loan and Security Agreement]

AGENT:

AVENUE CAPITAL MANAGEMENT II, L.P.

By: Avenue Capital Management II GenPar, LLC
Its: General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director
Email: [***]
Phone [***]

LENDERS:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

By: Avenue Venture Opportunities Partners, LLC
Its: General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director
Email: [***]
Phone # [***]

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

By: Avenue Venture Opportunities Partners II, LLC
Its: General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director
Email: [***]
Phone # [***]

[Signature page to Supplement to Loan and Security Agreement]

EXHIBIT “A”

FORM OF PROMISSORY NOTE

Note No. X-XXX

$30,000,000[1]	November 6, 2024

The undersigned (“Borrower”) promises to pay to the order of [AVENUE VENTURE OPPORTUNITIES FUND, L.P.][AVENUE VENTURE OPPORTUNITIES FUND II, L.P.]2, a Delaware limited partnership (“Lender”), at such place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of                                                           Dollars ($                            ), with interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a variable rate per annum equal to the greater of (A) the Prime Rate plus four and one quarter percent (4.25%) and (B) twelve and one quarter percent (12.25%) (the “Designated Rate”), according to the payment schedule described herein, except as otherwise provided herein. In addition, on the Maturity Date, the Borrower promises to pay to the order of Lender (i) all principal and accrued interest then remaining unpaid and (ii) the Final Payment (as defined in the Loan Agreement (as defined herein)).

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement, dated as of November 6, 2024, among Borrower, Lender, the other lender party thereto and Agent (as the same has been and may be amended, restated or supplemented from time to time, the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as provided under Section 2 of Part 2 of the Supplement to the Loan Agreement.

This Note may be prepaid only as permitted under Section 2 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate, compounded monthly. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any scheduled payment under this Note by more than five (5) days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

1 To be split pro rata according to each Lender’s commitment.

2 Borrower to provide a Note to each Lender.

1

This Note shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

Borrower’s execution and delivery of this Note via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall constitute effective execution and delivery of this Note and agreement to and acceptance of the terms hereof for all purposes. The fact that this Note is executed, signed, stored or delivered electronically shall not prevent the assignment or transfer by Lender of this Note pursuant to the terms of the Loan Agreement or the enforcement of the terms hereof. Physical possession of the original of this Note or any paper copy thereof shall confer no special status to the bearer thereof. In no event shall an original ink-signed paper copy of this Note be required for any exercise of Lender’s rights hereunder.

OCUGEN, INC.

By:
Name:	Shankar Musunuri, Ph.D., MBA
Title:	Chairman and Chief Executive Officer

OCUGEN OPCO, INC.

By:
Name:	Shankar Musunuri, Ph.D., MBA
Title:	Chairman and Chief Executive Officer

[Signature page to Promissory Note]

2

EXHIBIT “B”

FORM OF BORROWING REQUEST

November 6, 2024

AVENUE CAPITAL MANAGEMENT II, L.P., as Agent

11 West 42nd Street, 9th Floor

New York, New York 10036

Re:	OCUGEN, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, November 6, 2024 (as amended, restated or supplemented from time to time, the “Loan Agreement”; the capitalized terms used herein as defined therein), among Avenue Capital Management II, L.P. (“Agent”), as administrative agent and collateral agent (in such capacity, “Agent”), Avenue Venture Opportunities Fund, L.P., as a lender (“Avenue”), Avenue Venture Opportunities Fund II, L.P. (“Avenue 2” and together with Avenue, collectively, “Lenders”, and each a “Lender”), and Ocugen, Inc. (“Borrower”).

The undersigned is the                          of Borrower and hereby requests on behalf of Borrower a Loan under the Loan Agreement, as follows:

1.             The amount of the proposed Loan is Thirty Million Dollars ($30,000,000). The Borrowing Date of the proposed Loan is November [•], 2024 (the “Borrowing Date”).

(a)3         On the Borrowing Date,

(i) Avenue will wire $[      ] less fees and expenses to be deducted on the Borrowing Date of (a) [$      ] in respect to the Commitment Fee, of which $      has been paid to Avenue prior to the date hereof, (b) $[      ] in respect to the interest fee, and (c) $[      ] in respect to the legal fees for net proceeds of $[            ], and

(ii)      Avenue 2 will wire $[      ] less fees and expenses to be deducted on the Borrowing Date of (a) [$            ] in respect to the Commitment Fee, of which [$      ] has been paid to Avenue 2 prior to the date hereof, (b)      $[      ] in respect to the interest fee, and (c) $[      ] in respect to the legal fees for net proceeds of $[            ],

to Borrower pursuant to the following wire instructions:

Institution Name:
Address:

3 Restricted Account wire instructions to be added.

1

ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

(b)           4On the Borrowing Date, in connection with the payoff, i) Avenue will wire $[      ], and (ii) Avenue 2 will wire $[      ] to [      ] pursuant to the following wire instructions:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

(c)           On the Borrowing Date, i) Avenue will wire $[      ], and (ii) Avenue 2 will wire $[      ] to Manatt, Phelps & Phillips, LLP for fees and expenses pursuant to the following wire instructions:

Institution Name:	[***]
ABA No.:	[***]
Account Title:	[***]
Account No.:	[***]
Reference:	[***]
Confirm remittance:	[***]

2.             As of this date, no Default or Event of Default has occurred and is continuing, or will immediately result from the making of the proposed Loan, subject to the Schedule of Exceptions, the representations and warranties of Borrower contained in Article 3 of the Loan Agreement and Part 3 of the Supplement are true and correct in all material respects other than those representations and warranties expressly referring to a specific date which are true and correct in all material respects as of such date, and the conditions precedent described in Sections 4.1 and/or 4.2 of the Loan Agreement and Part 2 of the Supplement, as applicable, have been met.

3.             No event has occurred and is continuing that has had or could reasonably be expected to have a Material Adverse Change.

4.             Borrower’s most recent financial statements, financial projections or business plan dated                            , as reviewed by Borrower’s Board of Directors, are enclosed herewith in the event such financial statements, financial projections or business plan have not been previously provided to Agent.

4 To be completed with payoff wire instructions from payoff letter.

2

Borrower shall notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours, OCUGEN, INC.

By:
Name:	Shankar Musunuri, Ph.D., MBA
Title:	Chairman and Chief Executive Officer

OCUGEN OPCO, INC.

By:
Name:	Shankar Musunuri, Ph.D., MBA
Title:	Chairman and Chief Executive Officer

Address for Notices:	11 Great Valley Parkway
Malvern, PA 19355
Attn: Chief Executive Officer
Email:

[Signature page to Borrowing Request]

EXHIBIT “C”

FORM OF
COMPLIANCE CERTIFICATE

AVENUE CAPITAL MANAGEMENT II, L.P., as Agent

11 West 42nd Street, 9th Floor

New York, New York 10036

Re:	OCUGEN, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of November 6, 2024 (as the same has been and may be supplemented, amended and modified from time to time, the “Loan Agreement,” the capitalized terms used herein as defined therein), among Avenue Capital Management II, L.P. (“Agent”), as administrative agent and collateral agent (in such capacity, “Agent”), Avenue Venture Opportunities Fund, L.P., as a lender (“Avenue”), Avenue Venture Opportunities Fund II, L.P. (“Avenue 2” and together with Avenue, collectively, “Lenders”, and each a “Lender”), and Ocugen, Inc.(“Borrower”).

The undersigned authorized representative of Borrower hereby certifies in such capacity that in accordance with the terms and conditions of the Loan Agreement, (i) no Default or Event of Default has occurred and is continuing, except as has been disclosed in accordance with Section 5.1(c) of the Loan Agreement or otherwise noted below, and (ii) Borrower is in compliance for the financial reporting period ending                               with all required financial reporting under the Loan Agreement, except as noted below. Attached herewith are the required documents supporting the foregoing certification with respect to any, if any, applicable financial covenants. The undersigned authorized representative of Borrower further certifies in such capacity that: (a) the accompanying financial statements have been prepared in accordance with Borrower’s past practices applied on a consistent basis, or in such manner as otherwise disclosed in writing to Agent, throughout the periods indicated; and (b) the financial statements fairly present in all material respects the financial condition and operating results of Borrower and its Subsidiaries, if any, as of the dates, and for the periods, indicated therein, subject to the absence of footnotes and normal year-end audit adjustments (in the case of interim monthly financial statements), except as explained below.

Please provide the following requested information and

indicate compliance status by circling (or otherwise indicating) Yes/No under “Included/Complies”:

REPORTING REQUIREMENT	REQUIRED	INCLUDED/COMPLIES

Balance Sheet, Income Statement & Cash Flow Statement	Monthly, within 30 days	YES / NO / N/A

Operating Budgets	As modified	YES / NO / N/A

Annual Financial Statements	Annually, within 90 days of fiscal year-end	YES / NO / N/A

Board Packages	As when delivered to Board of Directors	YES / NO / N/A

Date of most recent Board-approved budget/plan

Any change in budget/plan since version most recently delivered to Agent	YES / NO / N/A

If Yes, please attach

Date of most recent capitalization table:

1

EQUITY & CONVERTIBLE NOTE FINANCINGS

Please provide the following information (if applicable) regarding Borrower’s most-recent equity and/or convertible note financing each time this Certificate is delivered to Agent

Date of Last Round Raised:

Has there been any new financing since the last Compliance Certificate submitted?	YES / NO

If “YES” please attach a copy of the Capitalization Table

Date Closed:             Series:               Per Share Price: $
Amount Raised:                      Post Money Valuation:

Any stock splits since date of last report?	YES / NO

If yes, please provide any information on stock splits which would affect valuation:

Any dividends since date of last report?	YES / NO

If yes, please provide any information on dividends which would affect valuation:

Any unusual terms? (i.e., Anti-dilution, multiple preference, etc.)	YES / NO

If yes, please provide any information on dividends which would affect valuation:

ACCOUNT CONTROL AGREEMENTS

Pursuant to Section 6.11 of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it maintains only those deposit and investment accounts set forth below; and (ii) to the extent required by Section 6.11 of the Loan Agreement, a control agreement has been executed and delivered to Agent with respect to each such account [Note: If Borrower has established any new account(s) since the date of the last compliance certificate, please so indicate].

Deposit Accounts5

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account
1.)	[ ]	[ ]	YES / NO	YES / NO	YES / NO
2.)			YES / NO	YES / NO	YES / NO

5 Company: Please complete with existing accounts.

2

Investment Accounts

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account
1.)	None		YES / NO	YES / NO	YES / NO
2.)			YES / NO	YES / NO	YES / NO
3.)			YES / NO	YES / NO	YES / NO
4.)			YES / NO	YES / NO	YES / NO

AGREEMENTS WITH PERSONS IN POSSESSION OF TANGIBLE COLLATERAL

Pursuant to Section 5.9(e) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, tangible Collateral with a value in excess of Two Hundred Fifty Thousand Dollars ($250,000) (other than mobile Equipment in the possession of Borrower’s employees or agents or inventory in transit) is located at the addresses set forth below; and (ii) to the extent required by Section 5.9(e) of the Loan Agreement, a Waiver has been executed and delivered to Agent, or such Waiver has been waived by Agent, [Note: If Borrower has located Collateral at any new location since the date of the last compliance certificate, please so indicate].

	Location of Collateral	Value of Collateral at such Locations	Waiver In place?	Complies?	New Location?
1.)		$	YES / NO	YES / NO	YES / NO
2.)		$	YES / NO	YES / NO	YES / NO
3.)		$	YES / NO	YES / NO	YES / NO
4.)		$	YES / NO	YES / NO	YES / NO

SUBSIDIARIES AND OTHER PERSONS

Pursuant to Section 6.14(a) of the Loan Agreement, Borrower represents and warrants that since the date of the last Compliance Certificate delivered to Agent: (i) as of the date hereof, it has directly or indirectly acquired or created, or it intends to directly or indirectly acquire or create, each Subsidiary or other Person described below; and (ii) if the acquisition has been consummated or Subsidiary created, to the extent required by the Loan Agreement, such Subsidiary or Person has been made a co-borrower under the Loan Agreement or a guarantor of the Obligations [Note: If Borrower has acquired or created any Subsidiary since the date of the last compliance certificate, please so indicate].

	Name:	Jurisdiction of formation or organization:[6]	Co-borrower or guarantor?	Complies?	New Subsidiary or Person?
1.)			YES / NO	YES / NO	YES / NO
2.)			YES / NO	YES / NO	YES / NO
3.)			YES / NO	YES / NO	YES / NO
4.)			YES / NO	YES / NO	YES / NO

6 Under the “Explanations” heading (see below) please include a description of such Subsidiary’s or Person’s fully diluted capitalization and Borrower’s purpose for its acquisition or creation of such Subsidiary if such information has not been previously furnished to Agent.

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EXPLANATIONS

[Remainder of this page intentionally left blank; signature page follows]

4

Very truly yours,

OCUGEN, INC.

By:
Name:	Shankar Musunuri, Ph.D., MBA
Title:	Chairman and Chief Executive Officer

OCUGEN OPCO, INC.

By:
Name:	Shankar Musunuri, Ph.D., MBA
Title:	Chairman and Chief Executive Officer

[Signature page to Compliance Certificate]